UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of

the Securities Exchange Act of 1934 (Amendment No.            )

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

Blue Owl Capital Inc.

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Blue Owl Capital Inc.

399 Park Avenue

New York, New York 10022

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

To the Stockholders of Blue Owl Capital Inc.:

We are delivering this Notice and the accompanying Information Statement to inform our stockholders that on April 6, 2022, stockholders of Blue Owl Capital Inc. (the “Company,” “our” or “we”) representing a majority of the voting power of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Shares”), Class B common stock, par value $0.0001 per share (the “Class B Shares”), Class C common stock, par value $0.0001 per share (the “Class C Shares”) and Class D common stock, par value $0.0001 per share (the “Class D Shares”), voting together as a single class, adopted resolutions by written consent, in lieu of a meeting of stockholders, to amend our Certificate of Incorporation (the “Existing Charter”) as set forth in the First Amendment to the Certificate of Incorporation attached to the accompanying Information Statement as Annex A (the “Charter Amendment” and the Existing Charter as amended by the Charter Amendment, the “Amended Charter”).

The Charter Amendment was approved by written consent (the “Consent”) of stockholders representing a majority of the voting power of the Company’s outstanding voting stock, voting together as a single class, stockholders representing a majority of the Class B Shares and Class D Shares, voting together as a single class, and stockholders representing a majority of the Class B Shares and Class D Shares, voting as separate classes (“Consenting Shareholders”), pursuant to Section 228 of the Delaware General Corporation Law and Section 8.1 and Article 16 of the Existing Charter. All necessary corporate approvals in connection with the adoption of the Charter Amendment have been obtained.

The Information Statement is being furnished to the holders of Class A Shares that did not execute the Consent pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder, solely for the purpose of informing our stockholders of this corporate action before it takes effect. In accordance with Rule 14c-2 under the Exchange Act, we plan to file the Charter Amendment twenty (20) calendar days following the mailing of this Notice and the accompanying Information Statement, or as soon thereafter as is reasonably practicable.

The Charter Amendment was approved and recommended by our Board of Directors prior to the stockholder action by written consent described in this Information Statement.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

You have the right to receive this Notice and the accompanying Information Statement if you were a stockholder of record of the Company at the close of business on April 8, 2022.

By Order of the Board of Directors

/s/ Neena A. Reddy

Neena A. Reddy

General Counsel and Secretary

April 11, 2022

Blue Owl Capital Inc.

399 Park Avenue

New York, New York 10022

INFORMATION STATEMENT

General

In this Information Statement, unless the context otherwise requires, “Blue Owl Capital Inc.,” the “Company,” “we,” “us” and “our” and similar expressions refer to Blue Owl Capital Inc., a Delaware corporation.

This Information Statement is being sent to inform our stockholders that we have obtained a written consent (the “Consent”) from the stockholders representing a majority of the voting power of the Company’s outstanding Class A Shares, Class B Shares, Class C Shares and Class D Shares, voting together as a single class, stockholders representing a majority of the Class B Shares and Class D Shares, voting together as a single class, and stockholders representing a majority of the Class B Shares and Class D Shares, voting as separate classes to amend the Company’s Existing Charter as set forth in the Charter Amendment attached to the accompanying Information Statement as Annex A.

This Information Statement is being mailed on or about April 11, 2022 to the Company’s stockholders of record as of April 8, 2022 (the “Record Date”) that did not execute the Consent. This Information Statement constitutes notice to our stockholders of corporate actions taken by our stockholders without a meeting as required by Section 228 the Delaware General Corporation Law (the “DGCL”).

We will pay the costs of preparing and sending out the enclosed Notice and this Information Statement. We will require brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our Class A Shares held by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such materials.

The date of this Information Statement is April 11, 2022.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

The Action by Written Consent

As of the Record Date, the stockholders who executed the Consent approving the Charter Amendment (the “Consenting Stockholders”), as described herein, beneficially owned zero Class B Shares, representing zero votes and 319,132,127 Class D Shares, representing 319,132,127 votes. No payment was made to any person or entity in consideration of execution of the Consent.

Voting and Vote Required

The Company is not seeking consents, authorizations or proxies from you. Section 8.1 and Article 16 of the Existing Charter provides that any amendment to the Existing Charter may be taken at a meeting of stockholders or by written approval of a majority of the voting power of the Class A Shares, Class B Shares, Class C Shares and the Class D Shares, voting together as a single class. Approval of at least a majority of the voting power of the outstanding Class B Shares and Class D Shares, voting together as a single class and voting as separate classes, was required to approve the Charter Amendment because of the B/D Voting Power (as defined in the Existing Charter) and the requirements of Section 242 of the DGCL.

As of the Record Date there were zero Class B Shares outstanding and entitled to vote and 319,132,127 Class D Shares outstanding and entitled to vote. As of the date of this Information Statement there were 407,639,908 Class A Shares, zero Class B Shares, 670,147,025 Class C Shares and 319,132,127 Class D Shares.

On the Record Date, the Consenting Stockholders beneficially owned (i) zero Class B Shares, representing zero votes, due to the B/D Voting Power (as defined in the Existing Charter), and (ii) 319,132,127 Class D Shares, representing 319,132,127 votes, due to the B/D Voting Power (as defined in the Existing Charter) which represents 90.0% of the votes entitled to be cast by the outstanding Class A Shares, Class B Shares, Class C Shares and the Class D Shares, voting together as a single class and 100.0% of the Class B Shares and Class D Shares, voting together as a single class. Accordingly, the Consent executed by the Consenting Stockholders pursuant to Article 16 of the Existing Charter is sufficient to approve the Charter Amendment and no further stockholder action is required to approve this matter.

Notice Pursuant to Section 228

Pursuant to Section 228 of the DGCL, the Company is required to provide prompt notice of the taking of a corporate action by written consent of stockholders to the Company’s stockholders who have not consented in writing to such action. This Information Statement serves as the notice required by Section 228 of the DGCL.

Dissenters’ Rights of Appraisal

The DGCL does not provide dissenters’ rights of appraisal to our stockholders in connection with the matters discussed in this Information Statement.

APPROVAL OF THE RESTATED CERTIFICATE OF INCORPORATION

Description of Amendments to the Existing Charter Contained in the Charter Amendment

On April 6, 2022, the Board of Directors of the Company (the “Board”) adopted resolutions authorizing an amendment to the Existing Charter to change the aggregate voting power of the Class B Shares and Class D Shares from 90% to 80%. The amendment is designed to position the Company for potential inclusion in the Russell indices. On April 6, 2022, the Charter Amendment was approved by the written consent of stockholders of the Company representing a majority of the voting power of the outstanding Class A Shares, Class B Shares, Class C Shares and Class D Shares of the Company, voting together as a single class, stockholders representing a majority of the Class B Shares and Class D Shares, voting together as a single class, and stockholders representing a majority of the Class B Shares and Class D Shares, voting as separate classes as of April 6, 2022. The Charter Amendment will become effective upon its filing with the Secretary of State of the State of Delaware, which we expect to occur on or about May 3, 2022.

This summary does not purport to be complete and is qualified in its entirety by the relevant provisions of the Charter Amendment, which is attached to this Information Statement as Annex A.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, we and the services that we employ to deliver communications to our stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of this Information Statement. Upon written or oral request, we will deliver a separate copy of the Information Statement to any stockholder at a shared address to which a single copy of the Information Statement was delivered and who wishes to receive a separate copy of the Information Statement. Stockholders receiving multiple copies of the Information Statement may likewise request that we deliver single copies of such documents in the future. Stockholders may notify us of their requests by calling or writing us at:

Blue Owl Capital Inc.

399 Park Avenue

New York, New York 10022

Attention: Investor Relations Department

Telephone: 212-419-3000

Email: blueowlir@blueowl.com

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our Class A Shares, Class C Shares and Class D Shares as of April 8, 2022 with respect to:

•	each person known by us to beneficially own 5% or more of our outstanding Class A Shares, Class C Shares or our Class D Shares;

•	each member of the Board upon the consummation of this offering and each named executive officer; and

•	the members of the Board upon the consummation of this offering and our named executive officers as a group.

Applicable percentage of beneficial ownership is based on 407,639,908 Class A Shares, 670,147,025 Class C Shares and 319,132,127 Class D Shares issued and outstanding as of April 8, 2022.

We have determined beneficial ownership in accordance with the rules of the SEC. Under these rules, more than one person may be deemed a beneficial owner of the same securities, and a person may be deemed a beneficial owner of securities as to which he has no economic interest. Unless otherwise indicated, the Company believes that each person named in the table below has sole voting and investment power with respect to all shares of Company common stock beneficially owned by them.

Name of Beneficial Owner(1)	Class A Shares Beneficially Owned(2)		Class C Shares Beneficially Owned		Class D Shares Beneficially Owned		Combined Total Voting Power
	Shares	Percent	Shares	Percent	Shares	Percent
Directors and Executive Officers of Blue Owl
Douglas I. Ostrover(3),	—	—	116,540,000	17.4%	175,392,700	55.0%	50.5%
Marc S. Lipschultz(4)	—	—	—	—	0	*	*
Michael Rees(5)	—	—	—	—	143,739,427	45.0%	40.5%
Alan J. Kirshenbaum(6)	—	—	—	—	0	*	*
Craig W. Packer(7)	—	—	—	—	0	*	*
Sean Ward(8)	—	—	—	—	0	*	*
Marc Zahr(9)	—	—	—	—	0	*	*
Dana Weeks	—	—	—	—	—	—	*
Claudia Holz(10)	30,000	*	—	—	—	—	—
Andrew S. Komaroff	—	—	—	—	—	—	—
Andrew Laurino(11)	—	—	—	—	0	*	*
Andrew Polland(12)	—	—	—	—	0	*	*
Neena A. Reddy(13)	—	—	—	—	—	—	—
Stacy Polley	—	—	—	—	—	—	—

Name of Beneficial Owner(1)	Class A Shares Beneficially Owned(2)		Class C Shares Beneficially Owned		Class D Shares Beneficially Owned		Combined Total Voting Power
	Shares	Percent	Shares	Percent	Shares	Percent
All Directors and Executive Officers of Blue Owl as a Group (14 Individuals)	—	—	116,540,000	17.4%	319,132,127	100.0%	91.1%
Five Percent Holders:
Owl Rock Capital Feeder LLC(3)(14)	—	—	116,540,000	17.4%	175,392,700	55.0%	50.5%
BB Holdings AA LP and Affiliates(15)	50,000,000	12.3%	—	—	—	—	*
Dyal Capital SLP LP(16)	—	—	—	—	143,739,427	45.0%	40.5%
NBSH Blue Investments, LLC(17)	—	—	444,328,208	66.3%	—	—	4.1%
PSPE II Limited(18)	49,005,191	12.0%	—	—	—	—	*
Quantum Strategic Partners Ltd.(19)	19,220,989	4.7%	—	—	—	—	*
MSD Owl Rock Investments, LLC(20)	—	—	41,721,673	6.2%	—	—	*
Koch Industries, Inc.(21)	35,967,671	8.8%	—	—	—	—	*
Capital International Investors(22)	22,936,362	5.6%	—	—	—	—	*
The Vanguard Group(23)	33,800,460	8.3%	—	—	—	—	*
Capital World Investors(24)	39,418,038	9.7%	—	—	—	—	*

*	Less than one percent.
(1)	Unless otherwise noted, the addresses of each of Blue Owl’s directors, officers and five percent holders is 399 Park Avenue, 38th Floor, New York, NY 10019.
(2)

Does not include (a) restricted stock units (“RSUs”) granted under the Blue Owl Capital Inc. 2021 Omnibus Equity Incentive Plan as follows: (i) Dana Weeks — 10,000, (ii) Claudia Holz — 10,000, (iii) Stacy Polley — 10,000, (iv) Neena Reddy — 41,453 or (b) Incentive Units issued under the Blue Owl Capital Inc. 2021 Omnibus Equity Incentive Plan as follows: (i) Alan Kirshenbaum — 1,100,000, (ii) Andrew Polland — 818,648, (iii) Neena Reddy — 314,263, (iv) Andrew Laurino — 1,250,000, (v) Sean Ward — 1,500,000. Each RSU represents the contingent right to receive one Class A Share upon vesting and each Incentive Unit, upon vesting and when settled, will be settled in an equal number of Common Units and either Class C or Class D Shares as applicable.

(3)

Owl Rock Capital Partners LP, as the managing member of Owl Rock Capital Feeder LLC, exercises voting control over 38,534,736 Class D Shares and an equal number of Common Units on behalf of Mr. Ostrover; 15,727,292 Class D Shares and an equal number of Common Units on behalf of Mr. Ostrover’s spouse, Julie J. Ostrover; and 18,087,459 Class D Shares and an equal number of Common Units on behalf of The Douglas I. Ostrover 2016 Descendants’ Trust over which Mr. Ostrover has sole investment and voting power. Due to certain provisions in the organizational documents of Owl Rock Capital Partners LP, Mr. Ostrover may be deemed to beneficially own the Class C Shares and Class D Shares and the Common Units held by Owl Rock Capital Feeder LLC. Mr. Ostrover expressly disclaims beneficial ownership of the shares and units held by Owl Rock Capital Feeder LLC, including any of our Class A Shares or Class B Shares that may be acquired upon exchange of Common Units and Class C Shares or Class D Shares, as applicable, in each case, except to the extent of his pecuniary interest therein.

(4)

Owl Rock Capital Partners LP, as the managing member of Owl Rock Capital Feeder LLC, will exercise voting control over 23,412,440 Class D Shares and an equal number of Common Units on behalf of Mr. Lipschultz; 24,231,887 Class D Shares and an equal number of Common Units on behalf of Mr. Lipschultz’s spouse, Jennifer Lipschultz, and 11,550,711 Class D Shares and an equal number of Common Units on behalf of the Lipschultz Family OR Trust over which Mr. Lipschultz has sole investment and voting power. Mr. Lipschultz expressly disclaims beneficial ownership of the Class C Shares and Class D Shares and the Common Units held by Owl Rock Capital Feeder LLC, and any of our Class A Shares or Class B Shares that may be acquired upon exchange of Common Units and Class C Shares or

Class D Shares, as applicable, held by Owl Rock Capital Feeder LLC, in each case, except to the extent of his pecuniary interest therein.
(5)

Dyal Capital SLP LP holds 79,472,092 Class D Shares and an equal number of Common Units on behalf of Mr. Rees, his spouse, or one or more entities controlled by him. The foregoing amounts reflect an estimate and are subject to change. By virtue of Mr. Rees’s indirect control of the general partner of and his indirect interests in Dyal Capital SLP LP, Mr. Rees may be deemed to beneficially own the Class D Shares beneficially owned by Dyal Capital SLP LP. Mr. Rees disclaims beneficial ownership of the Class D Shares held by Dyal Capital SLP LP, except to the extent of his pecuniary interest therein. The business address for each of Mr. Rees and Dyal Capital SLP LP is 1290 Avenue of the Americas, New York, NY 10104.

(6)

Owl Rock Capital Partners LP, as the managing member of Owl Rock Capital Feeder LLC, will exercise voting control over 87,696 Class D Shares and an equal number of Common Units on behalf of Mr. Kirshenbaum; 2,630,891 Class D Shares and an equal number of Common Units on behalf of the Alan Kirshenbaum 2015 Family Trust and 2,455,498 Class D Shares and an equal number of Common Units on behalf of Kirshenbaum 2019 Family Trust, in each case, over which Mr. Kirshenbaum has sole investment and voting power. In addition, Blue Owl Management Vehicle LP (“Blue Owl MV”) holds 1,100,000 Incentive Units on behalf of Mr. Kirshenbaum. Mr. Kirshenbaum expressly disclaims beneficial ownership of the Class C Shares and Class D Shares and the Common Units held by or issuable to Owl Rock Capital Feeder LLC and Blue Owl MV, as applicable, and any of our Class A Shares or Class B Shares that may be acquired upon exchange of Common Units and Class C Shares or Class D Shares, as applicable, held by or issuable to Owl Rock Capital Feeder LLC and Blue Owl MV, in each case, except to the extent of his pecuniary interest therein.

(7)

Owl Rock Capital Partners LP, as the managing member of Owl Rock Capital Feeder LLC, will exercise voting control over 25,598,731 Class D Shares and an equal number of Common Units on behalf of Mr. Packer; 4,393,421 Class D Shares and an equal number of Common Units on behalf of Packer Family Trust 2017, over which Mr. Packer has sole investment and voting power; and 5,086,388 Class D Shares and an equal number of Common Units on behalf of Mr. Packer’s spouse, Suzanne Packer. Mr. Packer expressly disclaims beneficial ownership of the Class C Shares and Class D Shares and the Common Units held by Owl Rock Capital Feeder LLC, and any of our Class A Shares or Class B Shares that may be acquired upon exchange of Common Units and Class C Shares or Class D Shares, as applicable, held by Owl Rock Capital Feeder LLC, in each case, except to the extent of his pecuniary interest therein.

(8)

The number of shares and class ownership percentages reported for Sean Ward excludes 17,138,052 Class D Shares and an equal number of Common Units, in each case, held by Dyal Capital SLP LP on behalf of Sean Ward, his spouse or one or more entities controlled by him. Sean Ward disclaims beneficial ownership of all such shares and units, except to the extent of his pecuniary interest therein.

(9)

Augustus, LLC, an Illinois limited liability company (“Augustus”), holds 22,753,886 Class C Shares, 22,753,886 Common Units and 22,753,886 Earnout Units, as defined in the Amendment to the Agreement and Plan of Merger, dated as of December 23, 2021, by and among the Company, Blue Owl Capital GP LLC, Blue Owl Capital Holdings LP, Blue Owl Capital Carry LP, Flyer Merger Sub I, LLC, Flyer Merger Sub II, LP, OSREC GP Holdings, LP, Oak Street Real Estate Capital, LLC, SASC Feeder, LP and Augustus (the “Oak Street Acquisition Agreement”), on behalf of Mr. Zahr, his spouse and one or more vehicles controlled by him.

(10)	Includes 30,000 Class A Shares indirectly beneficially owned by Ms. Holz through her spouse.
(11)

The number of shares and class ownership percentages reported for Andrew Laurino excludes 11,056,437 Class D Shares and an equal number of Common Units, in each case, held by Dyal Capital SLP LP on behalf of Andrew Laurino, his spouse or one or more entities controlled by him. Andrew Laurino disclaims beneficial ownership of all such shares and units, except to the extent of his pecuniary interest therein.

(12)

The number of shares and class ownership percentages reported for Andrew Polland excludes 248,669 Class D Shares, and an equal number of Common Units, in each case, held by Dyal Capital SLP LP and 818,648 Incentive Units held by Blue Owl MV; in each case, on behalf of Mr. Polland, his spouse or one or more vehicles controlled by him. Mr. Polland expressly disclaims beneficial ownership of the Class C Shares and Class D Shares and the Common Units held by or issuable to Dyal Capital SLP LP and Blue Owl MV, as applicable, and any of our Class A Shares or Class B Shares that may be acquired upon exchange of Common Units and Class C Shares or Class D Shares, as applicable, held by or issuable to Dyal Capital SLP LP and Blue Owl MV, in each case, except to the extent of his pecuniary interest therein.

(13)

The number of shares and class ownership percentages reported for Ms. Reddy excludes 314,263 Incentive Units on behalf of Ms. Reddy. Ms. Reddy expressly disclaims beneficial ownership of the Class C Shares and Class D Shares and the Common Units held by or issuable to Blue Owl MV, as applicable, and any Class A Shares or Class B Shares that may be acquired upon exchange of Common Units and Class C Shares or Class D Shares, as applicable, held by or issuable to Blue Owl MV, in each case, except to the extent of her pecuniary interest therein.

(14)

Owl Rock Capital Partners LP, as the managing member of Owl Rock Capital Feeder LLC, will exercise voting control over 175,392,700 Class D Shares on behalf of the Owl Rock Principals and 116,540,000 Class C Shares, each of which represents the right to receive one Common Unit and one Class C Share, subject to certain vesting conditions, on behalf of Dyal Capital Partners IV Holdings (A) LP. Owl Rock Capital Partners LP is managed by Owl Rock Capital Partners (GP) LLC, which is governed by an executive committee comprised of Messrs. Ostrover, Lipschultz and Packer with decisions over certain matters requiring the vote of Mr. Ostrover. As such, Mr. Ostrover may be deemed to beneficially own all such shares and units. Each of these individuals and entities disclaims any beneficial ownership of these shares and units, except to the extent of their pecuniary interest therein.

(15)

Based solely upon information contained in the Schedule 13G filed with the SEC on June 1, 2021. Includes 3,500,000 Class A Shares held by BB Holdings AC LP, a Delaware limited partnership (“BB Holdings AC”), 2,000,000 Class A Shares held by Glide Path Solutions 2021 LP, a Delaware limited partnership (“Glide Path Solutions 2021”), 4,500,000 Class A Shares held by Glide Path Solutions 2020 LP, a Delaware limited partnership (“Glide Path Solutions 2020”), 20,000,000 Class A Shares held by BB Holdings AA LP, a Delaware limited partnership (“BB Holdings AA” and, together with BB Holdings AC, Glide Path Solutions 2021 and Glide Path Solutions 2020, the “ICQ Limited Partnerships”), 10,000,000 Class A Shares held by Co-Investment Portfolio 2021 LP, a Delaware limited partnership (“Co-Investment Portfolio 2021”) and 10,000,000 Class A Shares held by Tactical Opportunities Portfolio 2020 LP, a Delaware limited partnership (“Tactical Opportunities 2020” and, together with Co-Investment Portfolio 2021 and the ICQ Limited Partnerships, the “Limited Partnerships”). ICQ BB GP, LLC, a Delaware limited liability company (“ICQ BB”), is the general partner of the ICQ Limited Partnerships, Co-Investment Portfolio GP II LP, a Delaware limited partnership (“Co-Investment Portfolio GP”), is the general partner of Co-Investment Portfolio 2021, ICQ Co-Investment II TT GP LLC, a Delaware limited liability company (“ICQ Co-Investment”), is the general partner of Co-Investment Portfolio GP, Tactical Opportunities Portfolio GP, LP, a Delaware limited partnership (“Tactical Opportunities Portfolio GP”), is a the general partner of Tactical Opportunities 2020 and ICQ Tactical Opportunities TT GP, LLC, a Delaware limited liability company (“ICQ Tactical Opportunities” and, together with ICQ BB and ICQ Co-Investment, the “General Partners”) is the general partner of Tactical Opportunities Portfolio GP. Divesh Makan, a citizen of the United States, is the managing member of each of the General Partners and may be deemed to have voting, investment, and dispositive power with respect to the shares held by the Limited Partnerships. The address of the foregoing entities and person is c/o ICONIQ Capital, 394 Pacific Avenue, 2nd Floor, San Francisco, CA 94111.

(16)

By virtue of his indirect control of the general partner of, and his indirect interest in, Dyal Capital SLP LP, Mr. Rees may be deemed to beneficially own the Class D Shares, the Common Units beneficially owned by Dyal Capital SLP LP. Mr. Rees disclaims beneficial ownership of the shares and units held by Dyal Capital SLP LP, including and any of our Class B Shares that may be acquired upon exchange of Common Units and Class D Shares, and any Common Units and Class C Shares and Class D Shares, in each case, except to the extent of his pecuniary interest therein. The business address for each of Mr. Rees and Dyal Capital SLP LP is 1290 Avenue of the Americas, New York, NY 10104.

(17)

NBSH Blue Investments, LLC is the beneficial owner of 444,328,208 Class C Shares and an equal number of Common Units. By virtue of the control of NBSH Blue Investments, LLC by affiliates of NBSH Acquisition, LLC, NBSH Acquisition, LLC may be deemed to beneficially own the Class C Shares beneficially owned by NBSH Blue Investments, LLC. Three or more individuals are expected to have decision making authority with respect to the Class C Shares held indirectly by NBSH Acquisition, LLC, and therefore no individual is a beneficial holder of the shares held by NBSH Acquisition, LLC. The business address for each of NBSH Acquisition, LLC and NBSH Blue Investments, LLC is 1290 Avenue of the Americas, New York, NY 10104.

(18)

Based solely upon information contained in the Schedule 13G filed with the SEC on February 14, 2022, by Blue Pool Capital Limited, a company incorporated in Hong Kong (“BPCL”), Blue Pool Management Ltd., a Cayman Islands exempted company (“BPM”) and Oliver Paul Weisberg, a citizen of the Hong Kong Special Administrative Region of the People’s Republic of China (“Mr. Weisberg”). PSPE II Limited is an exempted company organized under the laws of the Cayman Islands. BPCL is the investment manager of PSPE II Limited and, in such capacity, exercises voting and investment power over the Shares held for the account of PSPE II Limited. BPM is the sole shareholder of BPCL. Mr. Weisberg is the sole shareholder and a director of BPM. Mr. Weisberg is also a director of BPCL. The principal business address of each of the Reporting Persons is 25/F Hysan Place, 500 Hennessy Road, Causeway Bay, Hong Kong.

(19)

Soros Fund Management LLC (“SFM LLC”) serves as principal investment manager to Quantum Strategic Partners Ltd. As such, SFM LLC has been granted investment advisory discretion over all portfolio investments held for the account of such entities. George Soros serves as Chairman of SFM LLC and may be deemed to beneficially own all of the shares held by Quantum Strategic Partners Ltd. The address of Quantum Strategic Partners Ltd. is c/o Walkers Corporate Limited, Cayman Corporate Centre, 27 Hospital Road, George Town, Grand Cayman KY1-9008, Cayman Islands.

(20)

The common stock owned by MSD Owl Rock Investments, LLC (“MSD Owl Rock”) is comprised of 41,721,673 Class C Shares. The shares are held of record by MSD Owl Rock. MSD Private Capital Investments, L.P., a Delaware limited partnership, is the sole owner of MSD Owl Rock and may be deemed to beneficially own the securities beneficially owned by MSD Owl Rock. MSD Capital, L. P. (“MSD Capital”) is the investment manager of MSD Owl Rock and the general partner of MSD Private Capital Investments, L.P., and may be deemed to beneficially own the securities beneficially owned by MSD Owl Rock. MSD Capital Management, LLC (“MSD Capital Management”), is the general partner of MSD Capital, and may be deemed to beneficially own the securities beneficially owned by MSD Capital. Each of John C. Phelan and Marc R. Lisker is a manager of, and may be deemed to beneficially own the securities beneficially owned by MSD Capital Management. Michael S. Dell is the controlling member of MSD Capital Management and may be deemed to beneficially own securities beneficially owned by MSD Capital Management. Each of Messrs. Dell, Phelan and Lisker disclaims beneficial ownership of such securities except to the extent of any pecuniary interest therein. The address of the principal business office of MSD Capital, L.P. is 645 Fifth Avenue, 21st Floor, New York, NY 10022.

(21)

Based solely upon information contained in the Schedule 13G jointly filed with the SEC on September 30, 2021 by Koch Industries, Inc. (“Koch Industries”) with respect to (i) 7,167,817 Class A Shares of Issuer held by Koch Financial Assets III, LLC (“KFA”) and (ii) 28,799,854 Class A Shares of Issuer held by Koch Companies Defined Benefit Master Trust (“Koch Pension”). Koch Industries may be deemed to beneficially own the Issuer securities beneficially owned by (i) KFA as a result of its 100% ownership of KFA and (ii) the Koch Pension because of the involvement of certain of Koch Industries’ employees on Koch Pension’s investment committee.

(22)

Based solely upon information contained in the Schedule 13G jointly filed with the SEC on February 11, 2022, by and on behalf of Capital International Investors (“CII”), a division of Capital Research and Management Company (“CRMC”), as well as its investment management subsidiaries and affiliates Capital Bank and Trust Company, Capital International, Inc., Capital International Limited, Capital International Sarl, Capital International K.K., and Capital Group Private Client Services, Inc. (together with CRMC, the “investment management entities”). CII’s divisions of each of the investment management entities collectively provide investment management services under the name “Capital International Investors.” The address of the principal business office of CII is 333 South Hope Street, 55th Floor, Los Angeles, CA 90071.

(23)

Based solely upon information contained in the Schedule 13G jointly filed with the SEC on February 9, 2022, by and on behalf of The Vanguard Group. The address of the principal business office of The Vanguard Group is 100 Vanguard Blvd. Malvern, PA 19355.

(24)

Based solely upon information contained in the Schedule 13G jointly filed with the SEC on January 10, 2022, by and on behalf of Capital World Investors (“CWI”), a division of CRMC, as well as its investment management entities. CWI’s divisions of each of the investment management entities collectively provide investment management services under the name “Capital World Investors.” The address of the principal business office of CWI is 333 South Hope Street, 55th Floor, Los Angeles, CA 90071.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Amendment includes, and oral statements made from time to time by representatives of the Company may include, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. We have based these forward-looking statements on our current expectations and projections about future events. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “continue,” or the negative of such terms or other similar expressions. Such statements include, but are not limited to, statements other than statements of historical fact included in this Information Statement. Factors that might cause or contribute to such a discrepancy include, but are not limited to, those described in our other SEC filings. Forward-looking statements in this Information Statement may include, for example, statements about:

•	the potential adverse impact of the COVID-19 pandemic on our business;

•	our public securities’ potential liquidity and trading;

•	the lack of a market for our securities;

•	the use of proceeds not held in the trust account or available to us from interest income on the trust account balance; or

•	our financial performance.

The forward-looking statements contained in this Information Statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

The documents incorporated and deemed to be incorporated by reference herein contain or may contain market data, industry statistics and other data that have been obtained from, or compiled from, information made available by third parties. We have not independently verified this data or these statistics.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and are required to file reports and other information with the SEC. You may inspect and copy these reports and other information without charge at the SEC’s website. The address of this site is http://www.sec.gov.

We will provide without charge to each person, including any beneficial owner, to whom this Information Statement is delivered, upon his or her written or oral request, a copy of any or all documents referred to above which have been incorporated by reference into this Information Statement. You may request copies of those documents from Blue Owl Capital Inc., 399 Park Avenue, New York, New York 10022. You also may contact us at 212-419-3000 or by email at blueowlir@blueowl.com or visit our website at http://www.blueowl.com for copies of those documents. Our website and the information contained on our website are not a part of this Information Statement, and you should not rely on any such information. You should rely only on the information contained in this Information Statement and in the documents incorporated by reference.

By Order of the Board of Directors

/s/ Neena A. Reddy

Neena A. Reddy

General Counsel and Secretary

April 11, 2022

Annex A

FIRST AMENDMENT TO CERTIFICATE OF INCORPORATION

OF

BLUE OWL CAPITAL INC.

(Pursuant to Sections 242 and 245 of the General Corporation Law of the State of Delaware)

CERTIFICATE OF AMENDMENT

OF CERTIFICATE OF INCORPORATION

OF BLUE OWL CAPITAL INC.

Alan Kirshenbaum, being the Chief Financial Officer of Blue Owl Capital Inc., a corporation duly organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY as follows:

        FIRST: The Certificate of Incorporation of the Corporation be, and hereby is, amended by deleting the definition of “B/D Voting Power” in Article XV of the Certificate of Incorporation and replacing with the following text in its entirety (the “Charter Amendment”).

(c) “B/D Voting Power” means, at the time of determination (but in any event, prior to the Sunset Time), (i) solely with respect to any matter on which holders of Class B Common Stock are voting separately as a class as required by this Certificate of Incorporation or the DGCL, one vote, (ii) solely with respect to each matter on which holders of Class D Common Stock are voting separately as a class as required by this Certificate of Incorporation or the DGCL, one vote, and (iii) with respect to each matter on which stockholders of the Corporation are voting generally or any matter in which the Class B Common Stock and Class D Common Stock are voting together as a single class, a number of votes per share equal to the Total B/D Voting Number divided by the total number of shares of Class B Common Stock and Class D Common Stock issued and outstanding. For purposes hereof, the “Total B/D Voting Number” shall mean a number equal to (A) the quotient determined by dividing (1) the sum of (x) the total number of shares of Class A Common Stock and Class C Common Stock issued and outstanding and (y) the total voting power of all shares of Preferred Stock issued and outstanding by (2) 10%; multiplied by (B) 80%.

SECOND: The Charter Amendment has been duly adopted in accordance with Sections 228 and 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, Blue Owl Capital Inc. has caused this Charter Amendment to be executed by its duly authorized officer on this          day of         , 2022.

BLUE OWL CAPITAL INC.

Name:	Alan Kirshenbaum
Title:	Chief Financial Officer